EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification accompanies the issuer’s Annual Report on Form 10-KSB, for the year ended September 30, 2007, and is not filed, as provided in Release 33-8212, 34-47551.

In connection with the accompanying Annual Report of Treaty Oak Bancorp, Inc. (“Treaty Oak”) on Form 10-KSB for the year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Coralie S. Pledger, Chief Financial Officer of Treaty Oak, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)                                  the Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Treaty Oak.

A signed original of this written statement required by Section 906 has been provided to Treaty Oak and will be retained by Treaty Oak and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: December 31, 2007
/s/ Coralie S. Pledger
Coralie S. Pledger
Chief Financial Officer